                                                                   Exhibit 10.27


                                  OFFICE LEASE










                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD












                                    LANDLORD:

                               NWT PARTNERS, LTD.









                                     TENANT:

                                  IBASIS, INC.










                                    PREMISES:

                                 SUITE NO. 1300

                                BASIC TERM SHEET

                                  OFFICE LEASE

                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD

The following provisions and terms are incorporated as Sections I.2 and 1.3 in the Lease between Landlord and Tenant.

     I.2.1  -      LANDLORD:     NWT PARTNERS, LTD.
     I.2.2  -      TENANT:       iBasis, Inc.
     I.2.3  -      BUILDING:     100 N. Biscayne Blvd.
                                 Miami, Florida 33132
                                 which is currently known as New World Tower and
                                 which includes the adjacent parking garage.

     I.2.4  -      PREMISES:     Suite 1300, having a gross leasable area which
                                 Landlord and Tenant designate for purposes of
                                 this Lease to be 5,250 square feet.
     I.2.5  -      USE OF PREMISES:  Executive and general  office use, the
                   installation, operation and maintenance of Tenant's
                   equipment and facilities in connection with Tenant's
                   telecommunications business.
     I.2.6  -      TENANT'S TRADE NAME: iBasis
     I.2.7  -      LEASE TERM: 10 year(s) and 0 month(s) from the Lease
                   Commencement Date.
     I.2.8  -      LEASE  COMMENCEMENT  DATE (Section  I.6):  Upon completion of
                   Landlord's Work as defined in Section I.2.18 as to which
                   Work Landlord shall use its best efforts to complete the
                   same within sixty (60) days from the date of the execution and delivery of this Lease by both parties hereto. In the
                   event that Landlord's Work is not completed within sixty (
                   60) days from the date of the execution and delivery of this
                   Lease by both parties, Tenant shall receive two ( 2) days of abatement of Fixed Minimum Rent for each day of such delay, subject to extension of such time for delays caused by force majeure and Acts of God. In the event that Landlord's Work is not completed within 120 days from the date of the
                   execution and delivery of this Lease by both parties, Tenant shall have the right to terminate this Lease effective upon delivery of Notice of exercise of such right of termination to Landlord no later than the fifth (5th) Business day after such 120th day, and neither party shall have any further
                   liability to the other arising under this Lease. LEASE
                   EXPIRATION DATE (Section I.6): 10 years from Lease
                   Commencement Date.

     I.2.9  -      RENT COMMENCEMENT DATE (Section I.7): Four (4) months after the Lease Commencement Date.

    I.2.10  -      FIXED MINIMUM RENT (Section II.1): $1,674,030.46,
                   payable the first of each month as follows, plus all
                   applicable taxes:

                   YEAR                 ANNUAL RENT          MONTHLY RENT
                   FIRST         $107,787.25          $12,482.27
                   SECOND        $154,197.25          $12,849.77
                   THIRD         $158,761.60          $13,230.13
                   FOURTH        $163,485.70          $13,623.81
                   FIFTH         $168,375.15          $14,031.26
                   SIXTH         $173,435.73          $14,457.88
                   SEVENTH       $178,673.43          $14,889.45
                   EIGHTH        $184,095.21          $15,341.20
                   NINTH         $189,705.99          $15,808.83
                   TENTH         $195,513.15          $16,292.76

                                                   ---------------/-------------
                                                       LANDLORD         TENANT

     I.2.11 -      FIXED MINIMUM RENT INCREASE(S)-N/A
     I.2.12 -      CONSTRUCTION PLANS SUBMISSION DATE:  N/A
     I.2.13 -      LANDLORD'S CONTRIBUTION: N/A

     I.2.14 -      SECURITY DEPOSIT (Section X.1): The sum of

                   $63,000.00, in an Irrevocable Letter of Credit in the form and substance and subject to the terms and conditions as set forth in Exhibit E annexed hereto, delivered to Landlord upon execution and delivery of this Lease by Tenant. In the event Tenant shall not then be in default under this Lease and has not then been in default under this Lease past any applicable notice and cure dates more than twice in the preceding twelve (12) months, the amount of this Security
                   Deposit shall be reduced by fifty percent (50%) on the fifth
                   (5th) anniversary of the Lease Commencement Date.

     I.2.15 -      TENANT'S PARTICIPATION IN OPERATING EXPENSES AND TAXES
                   (Section IV.1):
                   PROPORTIONATE SHARE:  1.98%
                   BASE OPERATING YEAR: 2000; BASE TAX YEAR: 2000.
                   FIRST OPERATING EXPENSE ADJUSTMENT PAYMENT DATE: January 1,
                   2001.
                   FIRST TAX ADJUSTMENT PAYMENT DATE: January 1, 2001.

     I.2.16 -      ADDRESSES FOR NOTICES (Section XII.1):
                   TENANT: iBasis, Inc.

                                 20 Second Avenue
                                 Burlington, MA 01803

                   after the Commencement Date: the Premises
                   LANDLORD:     NWT PARTNERS, LTD.

                                 1111 Lincoln Road Suite 800
                                 Miami Beach, Florida  33139
                                 Attention: David Garfinkle

                   With a copy to:

                                 Building Manager
                                 New World Tower
                                 100 N. Biscayne Blvd., Suite 2606

                                 Miami, FL   33132

     I.2.17 -      GUARANTORS: N/A

     I.2.18 - ADDITIONAL TERMS: Lease Renewal Option: Tenant, on written notice to Landlord delivered not less than twelve (12) months' nor more than twenty four (24) months' prior to the expiration of the respective term hereof, shall have the Option to renew this Lease on the same terms and conditions as set forth herein (except for this provision and Fixed
                   Minimum Rent) for two terms of five (5) years each (each exercise of an Option to be effective only with respect to one such Option Term) with the Fixed Minimum Rent for each such Option Term to be at 100% of the Fair Market Value Rent
                   (as determined in the manner set forth in Exhibit F annexed hereto), but in no event less than the amount which the Fixed Minimum Rent for each year of the Lease Option Terms would have been if the Fixed Minimum Rent for the first year of the first Lease Option Term had been $177,736.31 and such Fixed Minimum Rent for the subsequent years of the Lease
                   Option Terms had continued to be escalated at an annual rate of 3.5%. Landlord's Work: Landlord, at its sole cost and expense, shall deliver the Premises to Tenant with all contents demolished and in broom clean condition; and shall construct a building standard common corridor as set forth on Exhibit B. Landlord's Services: Notwithstanding anything contained herein to the contrary, Landlord shall not be required to provide any VAC, electrical


                                                   ---------------/-------------
                                                       LANDLORD         TENANT
                    or janitorial service to the Premises.

     I.3    -      EXHIBIT A - Legal Description
                   EXHIBIT B - Site Plan
                   EXHIBIT C - Rules and Regulations
                   EXHIBIT D - Telecommunications Rider EXHIBIT E -
                   Letter of Credit Terms EXHIBIT F- Fair Market Value
                   Rent Determination EXHIBIT G - Form of SNDA agreement
                   EXHIBIT H - Roof Equipment
                   EXHIBIT I - List of Prohibited Uses




                                                   ---------------/-------------
                                                       LANDLORD         TENANT

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                  LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                    EXHIBITS; PREMISES; USE OF PREMISES; TERM

         Section 1.1       COVENANTS OF LANDLORD'S AUTHORITY AND

                                    QUIET ENJOYMENT.........................................................1

         Section 1.2                PRIMARY LEASE PROVISIONS................................................1
         Section 1.3                EXHIBITS................................................................1
         Section 1.4                PREMISES LEASED BY TENANT...............................................1
         Section 1.5                USE OF PREMISES.........................................................2
         Section 1.6                LEASE TERM..............................................................2
         Section 1.7                RENT COMMENCEMENT DATE..................................................2
         Section 1.8                LEASE YEAR..............................................................2
         Section 1.9                ACCEPTANCE OF PREMISES..................................................2

                                                  ARTICLE II

                                                     RENT

         Section 2.1                FIXED MINIMUM RENT......................................................2
         Section 2.2                INTENTIONALLY DELETED...................................................3
         Section 2.3                LATE PAYMENT ADMINISTRATIVE FEE.........................................3
         Section 2.4                ADDITIONAL RENT - DEFINITION............................................3
         Section 2.5                SALES TAX...............................................................4

                                                  ARTICLE III

                                                   SERVICES

         Section 3.1                SERVICES OF LANDLORD....................................................4
         Section 3.2                SERVICES OF TENANT......................................................5
         Section 3.3                NO EVICTION.............................................................5
         Section 3.4                BUILDING SECURITY.......................................................5
         Section 3.5                PARKING.................................................................6

                                                  ARTICLE IV

                                         OPERATING EXPENSES AND TAXES

         Section 4.1       TENANT'S PARTICIPATION IN OPERATING

                                    EXPENSES AND TAXES......................................................6

         Section 4.2                DEFINITION OF OPERATING EXPENSES........................................6
         Section 4.3                TENANT'S TAXES..........................................................7
         Section 4.4                TAXES INCLUDED..........................................................8
         Section 4.5                RECEIPT OF NOTICES......................................................8

                                                   ARTICLE V

                                         TENANT'S INITIAL IMPROVEMENTS

         Section 5.1                CONSTRUCTION PLANS......................................................8
         Section 5.2                PLANS REVIEW............................................................9
         Section 5.3                PAYMENT................................................................10
         Section 5.4                TENANT DELAY...........................................................10
         Section 5.5                TENANT'S OBLIGATION FOR COST OF TENANT'S DELAYS........................10
         Section 5.6                LANDLORD'S DELAYS......................................................11
         Section 5.7                REVISIONS..............................................................11
         Section 5.8                COMPLETION DUE DILIGENCE...............................................11


                                       (i)

                                                   ---------------/-------------
                                                       LANDLORD         TENANT

                                      (ii)


                                                   ---------------/-------------
                                                       LANDLORD         TENANT

                                   ARTICLE VI

            ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

         Section 6.1                BY LANDLORD............................................................11
         Section 6.2                BY TENANT..............................................................12
         Section 6.3                CONSTRUCTION INSURANCE AND INDEMNITY...................................12
         Section 6.4                MECHANIC'S LIENS AND ADDITIONAL

                                    CONSTRUCTION...........................................................13

         Section 6.5                TRADE FIXTURES.........................................................14
         Section 6.6                RIGHT OF ENTRY.........................................................15

                                                  ARTICLE VII

                                            INSURANCE AND INDEMNITY

         Section 7.1                TENANT'S INSURANCE.....................................................15
         Section 7.2                EXTRA HAZARD INSURANCE PREMIUMS........................................16
         Section 7.3                INDEMNITY..............................................................17

                                                 ARTICLE VIII

                                     DAMAGE, DESTRUCTION AND CONDEMNATION

         Section 8.1                DAMAGE OR DESTRUCTION BY FIRE OR OTHER
                                    CASUALTY...............................................................17

         Section 8.2                CONDEMNATION...........................................................19

                                                  ARTICLE IX

                                               DEFAULT, REMEDIES

         Section 9.1                DEFAULT................................................................19
         Section 9.2                REMEDIES...............................................................20
         Section 9.3                TERMINATION............................................................21
         Section 9.4                NO REINSTATEMENT AFTER TERMINATION.....................................21
         Section 9.5                RETENTION OF SUMS AFTER TERMINATION....................................21
         Section 9.6                RE-ENTRY...............................................................21
         Section 9.7                SUMS COLLECTED UPON RELETTING..........................................22
         Section 9.8                NO EFFECT ON SUIT......................................................22
         Section 9.9                WAIVER OF RIGHTS OF REDEMPTION.........................................22
         Section 9.10               INTENTIONALLY DELETED..................................................22
         Section 9.11               OTHER PARTY'S RIGHT TO CURE DEFAULTS...................................22
         Section 9.12               LANDLORD'S EXPENSES....................................................24

                                                   ARTICLE X

                                                   SECURITY

         Section 10.1               SECURITY DEPOSIT.......................................................24
         Section 10.2               PERSONAL PROPERTY......................................................25

                                                  ARTICLE XI

                                         ADDITIONAL TENANT AGREEMENTS

         Section 11.1               MORTGAGE FINANCING AND SUBORDINATION...................................25
         Section 11.2               ASSIGNMENT OR SUBLETTING...............................................26
         Section 11.3      TENANT'S NOTICE TO LANDLORD OF

                                    DEFAULT................................................................33

         Section 11.4               NO RECORDATION OF LEASE................................................33
         Section 11.5      SURRENDER OF PREMISES AND HOLDING

                                    OVER...................................................................33

         Section 11.6               ESTOPPEL CERTIFICATE...................................................34
         Section 11.7               DELAY OF POSSESSION....................................................34



                                     (iii)


                                                   ---------------/-------------
                                                       LANDLORD         TENANT

         Section 11.8               COMPLIANCE WITH LAW....................................................34
         Section 11.9               RULES AND REGULATIONS..................................................36
         Section 11.10              ABANDONMENT............................................................36
         Section 11.11              INTENTIONALLY DELETED..................................................37

                                                  ARTICLE XII

                                           MISCELLANEOUS PROVISIONS

         Section 12.1               NOTICES................................................................37
         Section 12.2               ENTIRE AND BINDING AGREEMENT...........................................37
         Section 12.3               PROVISIONS SEVERABLE...................................................37
         Section 12.4               CAPTIONS...............................................................37
         Section 12.5               RELATIONSHIP OF THE PARTIES............................................37
         Section 12.6               ACCORD AND SATISFACTION................................................38
         Section 12.7               BROKER'S COMMISSION....................................................38
         Section 12.8               CORPORATE & PARTNERSHIP STATUS.........................................38
         Section 12.9               MISCELLANEOUS..........................................................39
         Section 12.10              FINANCIAL STATEMENTS...................................................40
         Section 12.11              SURVIVAL OF TENANT'S COVENANTS.........................................40
         Section 12.12              NON-WAIVER PROVISIONS..................................................40
         Section 12.13              RADON GAS..............................................................41
         Section 12.14              LIMITATION OF LIABILITY ...............................................41



                                                   ---------------/-------------
                                                      LANDLORD         TENANT

                                  OFFICE LEASE


                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD

         THIS LEASE ("Lease") is made and entered into as of this ___________ day of _______________________________, 19__ by and between Landlord and Tenant.

         Landlord demises and rents to Tenant, and Tenant leases from Landlord, the Premises now existing in Landlord's Building, upon the terms, covenants and conditions contained herein.

                                    ARTICLE I

                  LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                    EXHIBITS; PREMISES; USE OF PREMISES; TERM

         Section I.1       COVENANTS OF LANDLORD'S AUTHORITY AND QUIET
ENJOYMENT.

         Landlord represents and covenants that it has good title to the land and Building of which the Premises form a part, and upon performing all of its obligations under this Lease, Tenant shall peacefully and quietly have, hold and enjoy the Premises for the Lease Term.

         Section I.2       PRIMARY LEASE PROVISIONS

         The provisions and terms of Sections I.2.1 through I.2.18 the Basic Term Sheet are incorporated in this Lease as a part of this Section I.2, and are subject to the additional provisions of this Lease.

         Section I.3       EXHIBITS

         The exhibits, riders and attachments described on the Basic Term Sheet are incorporated in and made part of this Lease as part of this Section I.3.

         Section I.4       PREMISES LEASED BY TENANT

                  I.4.1 The Premises are leased by Tenant from Landlord. The approximate boundaries and location of the Premises are outlined on the Site Plan diagram of the Building (Exhibit "B"), which sets forth the general layout of the Building but which shall not be deemed to be a warranty, representation, or agreement upon the part of the Landlord that the Building and layout will be exactly as indicated on said diagram.

                  I.4.2 The Premises, for the purpose of this Lease, shall extend to the exterior faces of all walls or to the building line where there is no wall, or to the center line of those walls separating the Premises from other premises in the Building, together with the appurtenances specifically granted in this Lease, but reserving and excepting to Landlord the use of the exterior walls and the roof and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof, or which serve other parts of the Building.


                                                   ---------------/-------------
                                                      LANDLORD         TENANT

         Section I.5       USE OF PREMISES

         The Premises shall be used and occupied only for the Use specified in the Basic Term Sheet, under Tenant's Trade Name specified in the Basic Term Sheet, and for no other purpose or purposes without Landlord's prior written consent, which shall not be unreasonably withheld. except with respect to those Uses listed on Exhibit "I" hereto. Tenant shall, at its own risk and expense, obtain all governmental licenses and permits necessary for such use.

         Section I.6       LEASE TERM

         The Lease Commencement Date, the Lease Term and the Lease Termination Date shall be for the period specified in the Basic Term Sheet, unless sooner terminated or extended as provided in this Lease. Notwithstanding the foregoing, prior to the Lease Commencement Date Tenant shall have reasonable access, at Tenant's sole cost and expense, to the Premises and to the following portions of the Building: third floor main electrical panels, the third floor Meet Me Room, windows in the Premises for conversion to louvers, conduit and chase areas, and such other areas in the Building as may in the reasonable opinion of the Chief Building Engineers for both parties be necessary and appropriate for the purposes of installing agreed upon wiring and conduits in the Building and for other related installations and construction necessary to prepare the Building and the Premises for Tenant's occupancy (the "Early Access Period"). During the Early Access Period, Tenant shall not be required to pay Rent or Additional Rent, but shall be subject to all other terms and conditions of this Lease.

         Section I.7       RENT COMMENCEMENT DATE

         Tenant shall commence payment of Rent the date specified in the Basic Term Sheet. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the Fixed Minimum Rent for such month shall be prorated on a per diem basis, calculated on the basis of a thirty (30) day month.

         Section I.8       LEASE YEAR

         For purpose of this Lease, the term "Lease Year" is defined to mean a calendar year (beginning January 1 and extending through December 31 of any given year). Any portion of a year which is less than a Lease Year, that is, from the Lease Commencement Date through the next December 31, and from the last January 1 falling within the Lease Term through the last day of the Lease Term, shall be defined as a Partial Lease Year.

         Section I.9       ACCEPTANCE OF PREMISES

         Tenant acknowledges that it has fully inspected and accepts the Premises in their present condition and "as is", except as indicated in Article V and except for defects in workmanship and/or materials which are not observable by careful inspection provided written notice of such defect(s) is given by Tenant to Landlord no later than one (1) year subsequent to the Lease Commencement Date , and in the Basic Term Sheet if applicable, and that the same are suitable for the use specified in the Basic Term Sheet.

                                   ARTICLE II

                                      RENT

         Section II.1      FIXED MINIMUM RENT

               II.1.1 The total Fixed Minimum Rent for the Lease Term as specified in the Basic Term Sheet shall be payable by Tenant as specified in the Basic Term Sheet.

               II.1.2 The phrase "Fixed Minimum Rent" shall be the Fixed Minimum Rent specified above, payable monthly in advance on the first day of each month, without prior demand therefore and without any deduction or setoff whatsoever. In addition, Tenant covenants and agrees to pay Landlord all applicable sales or other taxes which may be imposed on the above specified rents or payments hereinafter provided for to be received by Landlord when each such payment is made.

         Section II.2      THIS SECTION HAS BEEN INTENTIONALLY DELETED.

         Section II.3      LATE PAYMENT ADMINISTRATIVE FEE.

         If a Rent payment is not received within five (5) days after its due date, administrative fees and late charges of $100.00, plus an ongoing charge of 18% (annual rate, which shall accrue on the unpaid Rent including Additional
Rent) shall become immediately due and payable from Tenant to Landlord, without notice or demand. This provision for administrative fees and late charges is not, and shall not be deemed, a grace period. In the event any check, bank draft or negotiable instrument given for any payment under this Lease shall be dishonored at any time for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to an administrative charge of Two Hundred Dollars ($200.00). Such administrative fees and late charges are neither penalties nor interest charges, but liquidated damages to defray administrative, collection, and related expenses due to Tenant's invalid payment or to Tenant's failure to make such Rent payment when due. An additional administrative fee and late charge shall become immediately due and payable on the first day of each month for which all or a portion of a Rent payment (together with any administrative fee and late charge) remains unpaid. Landlord, at its option, may deduct any such charge from any Security Deposit held by Landlord and, in such event, Tenant shall, upon written notice of the same, immediately deposit a like amount with Landlord in accordance with the terms of Section X.1. All sums which Tenant shall be obligated to pay to Landlord from time to time pursuant to this Lease shall be deemed part of the Rent. In the event of the nonpayment by Tenant of such sums, Landlord shall have the same rights and remedies by reason of such nonpayment as if Tenant had failed to pay any Rent.

         Section II.4      ADDITIONAL RENT - DEFINITION

         In addition to the foregoing Fixed Minimum Rent and Fixed Minimum Rent Increase, all payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become Additional Rent hereunder and, together with Fixed Minimum Rent, shall be included in the term "Rent" whenever such term is used in this Lease. Unless another time is expressly provided for the payment thereof, any Additional Rent shall be due and payable on demand or together with the next succeeding installment of Fixed Minimum Rent, whichever shall first occur, together with all applicable State taxes and interest thereon at the then prevailing legal rate, and Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Landlord, at its election, shall have the right to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event Landlord elects to pay such sums or do such acts requiring the expenditure of monies, all such sums so paid by Landlord, together with interest thereon, shall be deemed to be Additional Rent and payable as such by Tenant to Landlord upon demand.

         Section II.5      SALES TAX

         Together with each payment of Rent or other sum on which such tax may be due, Tenant shall pay to Landlord a sum equal to any applicable sales tax, tax on rents, and any other charges, taxes, and/or impositions now in existence or subsequently imposed based upon the privilege of renting the Premises or upon the amount of rent collected. Tenant's liability for such taxes and/or impositions shall be payable whether assessed at the time the Rent payment is made or retroactively, and shall survive the termination or expiration of this Lease.

                                   ARTICLE III

                                    SERVICES

         Section III.1     SERVICES OF LANDLORD

               III.1.1 Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the roof (subject to Tenant's obligations under Exhibit H hereto) and structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

               III.1.2 Landlord shall furnish the Premises with (a) elevator service, if applicable, and (b) window washing with reasonable frequency. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, unless caused by Landlord's gross negligence or willful misconduct, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or other cause other than Landlord's gross negligence or willful malfeasance,
(iii) the limitation, curtailment, rationing or restrictions on use of water, electricity (for common areas only), gas or any other form of energy serving the Premises or the Building, unless caused by Landlord's gross negligence or willful misconduct, and (iv) if Landlord and Tenant have entered into an agreement whereby Tenant uses Landlord's Backup Generator, the failure of such Backup Generator to perform as specified except due to the gross negligence or willful misconduct of Landlord. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services. In the event any such interruption continues for more than ten (10) Business Days, Tenant may abate Rent by 10% of the monthly Rent for each subsequent Business Day thereafter that such services are interrupted

         Section III.2     SERVICES OF TENANT.

         Tenant shall, at Tenant's own expense, keep the Premises in good repair and tenantable condition during the Term, except only for reasonable wear and tear and casualty. Tenant shall, at Tenant's expense but under the direction of Landlord, promptly repair (and make replacements where necessary) any injury or damage to the Building and the property of which it is a part ("Property"), including, but not limited to, any and all broken glass, caused by Tenant or Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, or customers. Tenant shall shampoo and replace carpeting, wash walls and ceilings, and otherwise maintain the appearance of the Premises and contents thereof at Tenant's reasonable expense. Subject to the terms of the Telecommunications Rider, Tenant, at its sole cost and expense, shall supply all of its electrical service, VAC service and janitorial services.

         Section III.3     NO EVICTION.

         The services described in this Article III shall be provided as long as this Lease is in full force and effect, no Event of Default by Tenant exists, and no event has occurred which but for notice and/or the passage of time would constitute an Event of Default by Tenant, subject to interruption caused by, force majeure or acts of God, and conditions and causes beyond the control of Landlord. Furthermore, Landlord reserves the right to stop the service of the air-cooling, elevator, electrical, backup electrical generator power, plumbing or other mechanical systems or facilities in the Building when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements desirable or necessary to be made in the judgment of Landlord, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall undertake to diligently commence and work toward completion of all necessary repairs. All discretionary repairs shall be done in a manner and at times, whenever reasonably appropriate, so as not to unnecessarily interfere with Tenant's Use (although Landlord need not pay additional costs in order to make such arrangements). Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply cooled or outside air, heat, elevator, plumbing, electricity or backup electrical generator power when prevented by exercising its right to stop service or by Unavoidable Delay or by any cause whatsoever beyond Landlord's control or by human occupancy factors, or by failure of independent contractors to perform, or by Legal Requirements, or by mandatory energy conservation, The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Base Rent or Additional Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, provided such resulting interruption is not the result of Landlord's gross negligence or willful misconduct.

         Section III.4     BUILDING SECURITY.

         Tenant acknowledges that Landlord shall not and does not have any responsibility for the security of Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, customers, and all others who come on or about the Property related to Tenant or Tenant's Use.

         Section III.5     PARKING.

         If any parking is made available to Tenant by Landlord (but Landlord does not represent that such parking shall ever be made available), Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents of them, while in or about such parking areas.

                                   ARTICLE IV

                          OPERATING EXPENSES AND TAXES

         Section IV.1      TENANT'S PARTICIPATION IN OPERATING EXPENSES AND
TAXES.

               IV.1.1    Commencing on the First Adjustment Payment Date,
Tenant shall, on the first day of each month in advance pay to Landlord pro rata monthly installments on account of the amount reasonably projected by Landlord for Tenant's Share of increases in Operating Expenses and for Tenant's Share of increases in Taxes over the Base Operating Year and over the Base Tax Year, respectively, based upon the most recent data available to Landlord, from time to time, for Operating Expenses and for Taxes. Landlord shall submit to Tenant statement(s) showing the actual amounts which should have been paid by Tenant with respect to increases in Operating Expenses and with respect to increases in Taxes for the past calendar year by the last day of each February for each preceding Lease Year, the amount of those expenses actually paid during that year by Tenant and the amount of the resulting balance due on either or both of those expenses, or overpayment of either of both of them, as the case may be. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt of the statement and any overpayment shall be immediately credited against Tenant's obligation to pay expected Additional Rent in connection with anticipated increases in Operating Expenses or anticipated increases in Taxes or, if by reason of any termination of this Lease no such future obligations exist, shall be refunded to Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant, pursuant to the terms of this Lease, because of any objection which Tenant may raise with respect to the statement. If at the time of the resolution of said objection the Term has expired, Landlord shall immediately refund to Tenant any overpayment found to be owing to Tenant.

               IV.1.2 If this Lease expires during a Partial Lease Year, Tenant shall be responsible for its estimated pro rata share of Operating Expenses and of Taxes for the Partial Lease Year. Tenant shall remit full payment to Landlord within seven (7) days of such bill. If Tenant fails to remit such full payment to Landlord, Landlord in its sole discretion may deduct the amount due from Tenant's Security Deposit and be entitled to all other rights and remedies under this Lease for Tenant's default.

         Section  IV.2      DEFINITION OF OPERATING EXPENSES

         (A) The term "Operating Expenses" shall mean (a) all costs of management, operation and maintenance of the Building, including, without limitation, wages, salaries and payroll burden of employees, janitorial, maintenance, guard and other services, Building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, premiums for liability, fire, hazard and other property related insurance, parking area care and management, advertising and promotion, fees for energy saving programs, administrative costs, including management fee, provided such benefits are to the proportionately equal benefit of all tenants and provided such management fees are commensurate with those charged by third party unaffiliated managers of buildings of similar type in the Miami, Florida area, and (b) the cost (amortized over such reasonable period as landlord shall determine) of any capital improvements made to the Building by Landlord after the date of this Lease that are intended to reduce the Operating Expenses or that are required under any governmental law or regulation; provided, however, that Operating Expenses shall not include real property taxes or assessments (which are included in "Taxes"), depreciation on the Building, costs of tenant improvements, real estate brokers' commissions, interest and capital items other than those referred to in clause (a) above.

         (B) Further, Operating Expenses shall also not include the following:
(i) cost of repairs or other work occasioned by the exercise of right of eminent domain; (ii) leasing commissions, costs and disbursements and other expenses which are incurred in connection with lease negotiations with prospective tenants; (iii) attorneys' fees, costs and disbursements and other expenses which are incurred in connection with lease negotiations with tenants, (but excluding lease modifications, renewals and terminations thereof and disputes with tenants and other occupants);(iv) excepting those relating to common areas, the cost of renovating or otherwise improving or decorating, painting or redecorating leased space for other tenants or other occupants or vacant tenant space, other than ordinary maintenance provided to all tenants; (v) amortization except as set forth in Section IV.2 (A); (vi) costs incurred due to violation by Landlord of the terms and conditions of the Lease; (vii) costs incurred due to violation by any other tenant or occupant of the terms of its Lease or License, or the negligence of any of the same, except to the extent Landlord is not reimbursed for the same by insurance or by such other party; (viii) overhead and profit paid to subsidiaries or affiliates of Landlord for services on or the Building and/or leased Premises, to the extent only that the costs of such services exceed competitive costs for such services were they not so rendered by a subsidiary or affiliate, provided, however, that the property management fee charged by Landlord or an affiliate of Landlord shall not be in excess of the rates then customarily charged for building management for buildings of the like class and character; (ix) ground rents; (x) principal payments, or any interest expense on any loans secured by mortgages placed upon the Building and the underlying land (or a leasehold interest therein, except as set forth in Section
IV.2 (A); (xi) advertising or promotional expenditures of a non-general nature;
(xii) any costs, fines or penalties incurred due to violations by Landlord of any applicable government law, ordinance, rule or authority; (xiii) any expense to the extent for which Landlord is actually compensated through proceeds of insurance; (xiv) capital costs incurred by Landlord to comply with the Americans with Disabilities Act (42 U.S.C. 1201 et seq.) as that law is drafted on the date first written above; (xv) costs incurred by Landlord to correct structural defects or system defects, remediate environmental contamination caused by Landlord or costs to repair or replace defective work performed by Landlord.

         Section IV.3      TENANT'S TAXES

         Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operations and its personal property situated in the Premises.

         Section IV.4      TAXES INCLUDED.

         Should any governmental taxing authority, acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise and/or assessment (other than income, franchise, estate, succession, inheritance and transfer tax) upon or against or in any way related to the land and buildings comprising the Building, either by way of substitution or in addition to any existing tax on land and building otherwise, Tenant shall be responsible for and shall pay to Landlord its Proportionate Share as set forth above of such tax, excise and/or assessment.

         Section IV.5      RECEIPT OF NOTICES.

         Failure of Landlord to furnish in a timely manner a statement of actual increases in Operating Expenses or Taxes or to give notice of an adjustment to rent under this Article IV shall not prejudice or act as a waiver of Landlord's right to furnish such statement or to give such notice at a subsequent time or to collect any adjustment to or recalculation of the Additional Rent for any preceding period. Tenant recognizes that Landlord's statements showing the estimate of increases in Operating Expenses and Taxes for any calendar year may be rendered at the end of the previous calendar year or the beginning of such calendar year, or later, but in no event shall such estimates be delivered more than sixty (60) days after the beginning of such calendar year. If Landlord's statement is rendered subsequent to the beginning of a calendar year, Tenant shall continue to pay the increase in the Operating Expenses and in the Taxes for the prior calendar year and, should a deficiency result by virtue of an increase in Landlord's estimate of the Operating Expenses or Taxes for the current year, Tenant shall pay the amount of such deficiency, if any, in full, in addition to the next monthly rent payment.

                                    ARTICLE V

                          TENANT'S INITIAL IMPROVEMENTS

         Section V.1       CONSTRUCTION PLANS.

         Tenant shall complete or cause the completion of Tenant's Initial Improvements as shown on the Final Plans and as more fully described in this Section. At Tenant's sole cost and expense, Tenant shall submit to Landlord its complete and detailed architectural, structural, mechanical and engineering plans and specifications prepared by an architect or engineer, showing Tenant's Initial Improvements ("Construction Plans") no later than the Construction Plans Submission Date (thirty (30) days after the execution of this Lease, time being of the essence) for Landlord's approval. Wherever in this Article V Landlord's approval is required, Landlord's approval shall not be unreasonably withheld, delayed or conditioned. If applicable, Tenant's Construction Plans shall include all information necessary to reflect Tenant's requirements for the installation of any supplemental air conditioning system and ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any special or non-standard facilities to the Building's base mechanical, electrical and structural systems. Tenant's submission shall include not less than one (1) set of sepias and five (5) sets of black and white prints. Tenant's Construction Plans shall include, but not be limited to, indication or identification of the following:

                  V.1.1 locations and structural design of all floor area requiring live load capacities in excess of 75 pounds per square foot;

                  V.1.2     the density of occupancy in large work areas;

                  V.1.3 the location of any food service areas or vending equipment rooms;

                  V.1.4     areas requiring 24-hour air conditioning;

                  V.1.5 any partitions that are to extend from floor to underside of structural slab above;

                  V.1.6     location of rooms for telephone equipment;

                  V.1.7 locations and types of plumbing, if any, required for toilets (other than core facilities), sinks, drinking fountains, etc.;

                  V.1.8     light switching of offices, conference rooms, etc.;

                  V.1.9 layouts for specially installed equipment, including computers, size and capacity of mechanical and electrical services required and heat projection of equipment;

                  V.1.10 dimensioned location of: (a) electrical receptacles (120 volts), including receptacles for wall clocks, and telephone outlets and their respective locations (wall or floor), (b) electrical receptacles for use in the operation of Tenant's business equipment which requires 208 volts or separate electrical circuits, (c) electronic calculating and CRT systems, etc.,
(d) special audio-visual requirements, and (e) other special electrical requirements;

                  V.1.11 special fire protection equipment and raised flooring;

                  V.1.12   reflected ceiling plan;

                  V.1.13 information concerning air conditioning loads, including, but not limited to, air volume amounts at all supply vents;

                  V.1.14 materials, colors and designs of wall coverings and finishes;

                  V.1.15 painting and decorative treatment required to complete all construction;

                  V.1.16 swing of each door, and schedule for doors (including dimensions for undercutting to clean carpeting) and frames and hardware;

                  V.1.17 modifications of the front door and surrounding area, if any, as may be required for handicapped use; and

                  V.1.18 all other information reasonably necessary to make the work complete and in all respects ready for operation.

         Section V.2       PLANS REVIEW.

         Landlord or Landlord's consultant shall respond to Tenant's request for approval of Tenant's Construction Plans within ten (10) business days of their submission, prepared in accordance with the terms of this Lease. In the event Landlord or Landlord's Consultant shall disapprove of all or a portion of Tenant's Construction Plans, it shall set forth its reasons therefor in reasonable detail, in which event Tenant shall revise its Construction Plans and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. Upon Landlord's written final approval (notice of such approval, or of disapproval, shall be given by Landlord within five (5) business days of receipt of the Construction Plans), Tenant may proceed with Tenant's Initial Improvements, which shall be performed in accordance with the provisions of this Article V. Change orders by Tenant shall be similarly subject to Landlord's review and approval or disapproval, and notice of either shall be given Tenant within five (5) business days of Landlord's receipt of them. Neither the recommendation or designation of an architect, any general contractor, any subcontractor or any materialman, nor the approval of the Construction Plans by Landlord shall be deemed to create any liability on the part of Landlord with respect to the design, functionality and/or specifications set forth in the Final Plans.

         Section V.3       PAYMENT.

         Tenant shall pay for the Construction Plans, Final Plans, and all work depicted on them. Promptly following Landlord's approval of the Final Plans, Tenant shall execute written contracts with the architect and general contractor, or if there is no general contractor, with each contractor, subcontractor and materialman. Tenant agrees to pay the charges rendered by its architect, general contractor, subcontractors and materialmen strictly in the manner set forth in each such contract entered into between Tenant and each such party and as provided by law.

         Section V.4       TENANT DELAY.

         Landlord shall not be responsible or liable for Tenant Delay. Tenant Delay includes without limitation any of the following:

                  V.4.1 Tenant's failure to furnish plans, drawings, and specifications in accordance with and at the times required pursuant to this
Article V; or

                  V.4.2 any delays resulting from the disapproval by Landlord or Landlord's consultant of all or a portion of Tenant's revised plans and specifications as resubmitted after initial submission, provided such disapproval is reasonable; or

                  V.4.3 Tenant's changes in drawings, plans, specifications, or construction submitted to Landlord including at any time subsequent to Landlord's approval of the Final Plans, including any Revisions which Tenant submits to Landlord; or

                  V.4.4 the performance of work by a person, firm or corporation employed by Tenant and delays in the completion of the said work by said person, firm or corporation.

         Section V.5       TENANT'S OBLIGATION FOR COST OF TENANT DELAYS.

         Tenant shall pay for any additional cost in completing Tenant's Initial Improvements resulting from any Tenant Delay. Any such sums shall be in addition to any sums payable pursuant to Section V.3 and shall be paid by Tenant within ten (10) days after Tenant's architect, general contractor, subcontractors or materialmen submits an invoice to Tenant therefor. If such costs, or any of the costs of Tenant' Improvements to be paid by Tenant under this Article V are not paid by Tenant when due, Landlord shall have the right, but not the obligation, to pay part or all of such costs, and in that event, such costs shall be collectible from Tenant in the same manner as Additional Rent whether or not the Term shall have commenced, and if Tenant defaults in the payment of such cost, such default shall be deemed a default under Article IX of this Lease and Landlord shall have all of the remedies therefor set forth in this Lease.

         Section V.6 LANDLORD'S DELAY. Landlord shall be responsible for all additional costs associated with or resulting from Landlord's failure to comply with the terms of Section V.2 herein except for de minimus failures aggregating less than $1,000.00. Tenant shall bill Landlord for such costs within fifteen (15) days of receipt of the same and Landlord shall promptly remit payment to Tenant therefor.

         Section V.7       REVISIONS.        Tenant shall have the right to make
revisions to the Final Plans ("Revisions"). All Revisions shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, delayed or conditioned provided the Revisions are non-structural in nature. Landlord shall either approve or disapprove the Revisions within five (5) business days after submission thereof by Tenant. Without limiting the generality of the foregoing, no Revision will be approved unless (a) all changes to and modifications from Tenant's Final Plans are circled or highlighted as per standard industry practices and (b) said Revisions conform with the requirements of Article V.

         Section V.8       COMPLETION DUE DILIGENCE.

         Tenant shall, subject to Tenant Delays and any other cause beyond Tenant's reasonable control, use due diligence to complete Tenant's Initial Improvements as soon as may be practicable. Tenant shall notify Landlord of the date of the substantial completion of Tenant's' Initial Improvements ("Substantial Completion Date") at least five (5) days prior thereto. The phrase "substantial completion" shall mean that Tenant's Initial Improvements shall have been completed in accordance with the Final Plans and all mechanical and electrical systems serving or affecting the Premises shall then be in working order and Tenant shall have delivered to Landlord a copy of the applicable Certificate of Occupancy or Completion, as the case may be issued by the local governmental authority. Tenant shall have no right to enter the Premises for the purposes of conducting its business therefrom until Tenant has complied with the above requirements.

                                   ARTICLE VI

            ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

         Section VI.1      BY LANDLORD

         Landlord reserves the right at any time to make reasonable alterations or additions to the Building in which the Premises are contained and to build additional stories thereon, provided Landlord uses commercially reasonable efforts to mitigate any interruption of or interference with Tenant's business or possession of the Premises. Landlord also reserves the right to construct other buildings or improvements in the Building or Common Areas from time to time and to make alterations thereof or additions thereto and to build additional office space on any such building or buildings so constructed.

         Section VI.2      BY TENANT

         VI.2.1 Tenant may from time to time, at its own expense, alter, renovate or improve the non-structural interior of the Premises provided (i) the same be performed in a good and workmanlike manner, in accordance with accepted building practices, (ii) completed so as not to weaken or impair the strength or lessen the value of the Building in which the Premises are located and (iii) do not have an aggregate cost in excess of $10,000.00. No changes, alterations or improvements affecting the structure or the exterior of the Premises or the Building or the Building systems shall be made by Tenant without the prior written approval of Landlord, which may be unreasonably withheld. Any work done by Tenant under the provisions of this Section shall not interfere with the use by the other tenants of their premises in the Building. Tenant also agrees to pay 100% of any increase in the Real Estate Taxes or Landlord's Personal Property Taxes resulting from such improvements by or for Tenant. With respect to all other alterations, renovations or improvements which Tenant may propose making in or to the Premises, Tenant shall be required to obtain Landlord's prior written consent in the manner set forth in Article V hereof. All alterations, renovations and improvements made by Tenant hereunder must be made in accordance with all applicable zoning and Building Code laws, rules and regulations, Tenant must procure permits prior to any such work, and no such work may be deemed properly completed by Tenant until the applicable zoning and Building Code authorities shall deliver to Tenant a Certificate of Completion or Occupancy or a Final Inspection Report permitting the occupancy and use of the Premises by Tenant (and a copy thereof shall have been delivered by Tenant to Landlord within two business days of receipt thereof by Tenant.

                  VI.2.2 All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf as provided in this Lease, shall remain the property of Tenant for the Lease Term or any extension or renewal thereof, but they shall not be removed from the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld.

                  VI.2.3 Upon obtaining the prior written consent of Landlord, Tenant shall remove such alterations, decorations, additions and improvements and restore the Premises as provided in Section VI.5, and if Tenant fails to do so and moves from the Premises, all such alterations, decorations, additions and improvements shall become the property of Landlord, who may charge Tenant for storing or disposing of any or all of such property.

         Section VI.3      CONSTRUCTION INSURANCE AND INDEMNITY

                  VI.3.1 Tenant shall indemnify and hold Landlord harmless from any and all claims for loss or damages or otherwise based upon or in any manner growing out of any alterations or construction undertaken by Tenant under the Lease Term, including all reasonable costs, damages, expenses, court costs and attorneys' fees incurred in or resulting from claims made by any person or persons, by other tenants of premises in the Building, their subtenants, agents, employees, customers and invitees.

                  VI.3.2 Before undertaking any alterations or construction, Tenant shall obtain and pay for a commercial general liability policy (including Builder's Risk insurance coverage) insuring Tenant against any liability which may arise on account of such proposed alterations and construction work in limits of not less than $1,000,000.00 for any one person, $3,000,000.00 for more than one person in any one accident and $1,000,000.00 for property damage; and a certificate from the insurer of such insurance on Form ACCORD 27 shall be delivered to Landlord prior to the commencement of such proposed work, acknowledging all of the conditions of such insurance required hereunder and which shall contain a clause requiring the insurer to give Landlord thirty (30) days' notice of cancellation or change of such policies.. Tenant shall also maintain at all times fire insurance with extended coverage in the name of Tenant in an amount adequate to cover the cost of replacement of all alterations, decorations, additions or improvements in and to the Premises and all trade fixtures therein, in the event of fire or extended coverage loss. Landlord shall be an Additional Insured under all such insurance policies and all such insurance policies shall be written on an occurrence basis. All such insurance companies shall be rated at least A Plus VII by Best's Insurance Reports, and shall be licensed in the State of Florida. Tenant shall deliver to Landlord a certificate from the insurer of such insurance on Form ACCORD 27 in the form referred to above.

         Section VI.4      MECHANIC'S LIENS AND ADDITIONAL CONSTRUCTION

                  VI.4.1 If by reason of any alteration, repair, labor performed or materials furnished to the Premises for or on behalf of Tenant any mechanic's or other lien shall be filed, claimed, perfected or otherwise established or as provided by law against the Premises, Tenant shall discharge or remove the lien by bonding or otherwise, within thirty (30) days after Tenant receives notice of the filing of same. Notwithstanding any provision of this Lease seemingly to the contrary, Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises or the Building to any mechanics' or materialmen's' liens or liens of any kind, nor shall any provision contained in this Lease ever be construed as empowering Tenant to encumber or cause Landlord to encumber the title or interest of Landlord in the Premises.

                  VI.4.2 Tenant hereby expressly acknowledges and agrees that, except as indicated under Article V, (i) no alterations, additions, repairs or improvements to the Premises of any kind are required or contemplated to be performed as a prerequisite to the execution of this Lease and the effectiveness thereof according to its terms or in order to place the Premises in a condition necessary for use of the Premises for the purposes as set forth in this Lease,
(ii) that the Premises are presently complete and usable for the purposes as set forth in this Lease and (iii) that this Lease is in no way conditioned on Tenant making or being able to make alterations, additions, repairs or improvements to the Premises, unless otherwise specified in this Lease, notwithstanding the fact that alterations, repairs, additions or improvements may be made by Tenant, for Tenant's convenience or for Tenant's purposes, subject to Landlord's prior written consent where required hereunder, at Tenant's sole cost and expense.

                  VI.4.3 Landlord and Tenant expressly acknowledge and agree that neither Tenant nor any one claiming by, through or under Tenant, including without limitation contractors, sub-contractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's' liens of any kind whatsoever upon the Premises nor upon any building or improvement thereon; on the contrary, any such liens are specifically prohibited. All parties with whom Tenant may deal are hereby put on notice that Tenant has no power to subject Landlord's interest in the Premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of Tenant for payment and not to Landlord's interest in the Premises or otherwise. All Contracts of Tenant for the construction of any alteration, addition or improvement including, but not limited to, the contracts of subcontractors and materialmen, shall contain the agreement of the contractor, subcontractor or materialman agreeing to look solely to the Tenant and Tenant's interest in the property for payment and waiving any right to a lien on Landlord's interest in the Building or the Premises. Such contracts shall also contain a provision waiving any lien against Landlord's interest in the Building or the Premises for extras or change orders. Such contracts shall also require the contractor, subcontractor and materialman to provide in recordable form, a waiver and release of lien upon final payment at the completion of construction and a waiver and release of lien upon progress payment during the construction thereof. If, notwithstanding the requirements of this Paragraph, any mechanic's lien by any such contractor, subcontractor or materialman for Tenant is filed during or after the construction, Tenant shall within fifteen (15) days after notice thereof pay such lien in full or transfer it to a bond acceptable to Landlord. Landlord shall be advised, in writing, at least ten (10) days prior to the date that work by or for Tenant is to commence or the date of anticipated commencement in order to allow Landlord to post notices of non-responsibility on the Premises. Tenant agrees to allow such notices to remain posted in the Premises throughout the construction period and to notify Landlord if such notices are damaged or removed.

         VI.4.4 The construction work shall be scheduled in such a manner so as to create the minimum disturbance to other tenants. Any construction causing or resulting in unreasonable noise, dust or other unreasonable disturbance of tenants shall be scheduled and performed during the hours of 7:00 p.m. and 7:00 a.m. No building or other materials, construction, tools and equipment shall be stored in the Common Areas. All trash and construction debris shall be promptly removed and deposited lawfully off the property, or, if a dumpster has been approved for the deposit of trash and construction debris,, then said trash and construction debris shall be deposited into the approved dumpster. No dumpster shall be brought on the Property unless the size and location thereof has been approved by Landlord in writing.

         Section VI.5      TRADE FIXTURES

                  VI.5.1 All trade fixtures and equipment installed by Tenant in the Premises shall remain the property of Tenant.

                  VI.5.2 Provided Tenant is not in default under this Lease, Tenant shall have the right, at the expiration or earlier termination of this Lease, to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the Building which it may have stored or installed in the Premises including, but not limited to, counters, shelving, showcases, chairs, and movable machinery purchased or provided by Tenant and which are susceptible of being moved without damage to the Building and the Premises, provided this right is exercised before the Lease is terminated and provided that Tenant, at its own cost and expense, shall repair any damage to the Premises or Building caused thereby. The right granted Tenant in this Section VI.5 shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, tile or other materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the Building, and, as a matter of course, shall not include the right to remove any fixtures or machinery that were furnished or paid for by Landlord. The Premises and the immediate areas in front, behind and adjacent to it shall be left in a broom-clean condition. Should Tenant fail to comply with this provision, Landlord may deduct the reasonable cost of clean-up from Tenant's Security Deposit. If Tenant shall fail to remove its trade fixtures or other property at the termination of this Lease, or upon cessation of Tenant's business in the Premises or upon termination of Tenant's rights to possession of the Premises, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord, shall become the property of Landlord; Landlord may store, sell, or otherwise dispose of such property at Landlord's sole discretion but at Tenant's expense. Any such removal shall be performed in a good and workmanlike manner, in accordance with accepted building practices, in full compliance with all applicable building codes and the ADA, with Tenant procuring at its sole cost and expense all permits required for such work.

                  VI.5.3   All of the foregoing Section VI.5 is subject to
Section VI.3.1 of this Lease.

         Section VI.6      RIGHT OF ENTRY

         Landlord or its representatives shall have the right, without liability, to enter the Premises at reasonable hours and upon reasonable notice to Tenant during the Lease Term to (a) show the Premises to prospective purchasers, lenders and, within the last year of the Term or at any time if the Tenant is in default beyond any applicable notice or cure provision, if any, tenants, or (b) ascertain if the Premises are in proper repair and condition, and make repairs, additions or alterations thereto or to the Building in which the same are located, including the right to take the required materials therefore into and upon the Premises without the same constituting an eviction of Tenant in whole or part, and the Rent shall not abate while such repairs, alterations, replacements or improvements are being made by reason of loss or interruption of Tenant's business due to the performance of any such work, provided (i) Landlord makes all reasonable efforts not to disturb or interfere with Tenant's business, (ii) such loss or interruption is not the result of Landlord's gross negligence or willful misconduct, and (iii) such loss or interruption does not continue for more then ten (10) consecutive Business Days, subject to Force Majeure or Acts of God or Events Beyond Landlord's Reasonable Control. If Tenant shall not be personally present to permit an entry into the Premises when for any reason an entry therein shall be permissible, Landlord may enter the Premises by a master key without rendering Landlord liable therefore and without in any manner affecting Tenant's obligations under this Lease.

                                   ARTICLE VII

                             INSURANCE AND INDEMNITY

         Section VII.1     TENANT'S INSURANCE

         Tenant shall maintain, at its own cost and expense, in responsible companies approved by Landlord, combined single limit commercial general liability insurance, insuring Tenant, against all claims, demands or actions for bodily injury, personal injury or death of any one person in an amount of not less than $1,000,000.00; and for bodily injury, personal injury or death of more than one person in any one accident in an amount of not less than $3,000,000.00; and for damage to property in an amount of not less than $1,000,000.00. Landlord shall have the right to direct Tenant to increase such amounts whenever it reasonably considers them inadequate. Such liability insurance shall also cover and include all exterior signs maintained by Tenant. The policy of insurance may be in the form of a general coverage or floater policy covering these and other premises, provided that Landlord is specifically insured therein. Tenant shall carry like coverage against loss or damage by boiler or compressor or internal explosion of boilers or compressors, if there is a boiler or compressor in the Premises. Tenant shall maintain fire insurance against loss or damage by fire or windstorms, with such endorsements for extended coverage, vandalism, malicious mischief and special extended coverage as Landlord may require, covering 100% of the replacement costs of any items of value, including but not limited to signs, stock, inventory, fixtures, improvements, floor coverings and equipment. All of said insurance shall be in form and in responsible companies (rated at least A Plus VII by Best's Insurance Reports) licensed in the State of Florida satisfactory to Landlord, and shall provide that it will not be subject to cancellation, termination or change except after at least thirty (30) days' prior written notice to Landlord. Any insurance procured by Tenant as herein required shall contain an express waiver of any right of subrogation by the insurance company against Landlord. Landlord shall be an additional insured on all insurance policies required hereunder. A certificate from the insurer on Form ACCORD 27 acknowledging the insurance company's compliance with all conditions for the benefit of Landlord hereunder, , together with satisfactory evidence of the payment of the premiums thereon, shall be deposited with Landlord on the day Tenant begins operations. Thereafter, Tenant shall provide Landlord with a certificate from the insurer on Form ACCORD 27 and evidence of proof of payment upon renewal of such policy, not less than thirty (30) days prior to expiration of the term of such coverage. In the event Tenant fails to timely obtain or maintain the insurance required hereunder, Landlord may obtain same and any reasonable costs incurred by Landlord in connection therewith shall be payable by Tenant upon demand. Landlord shall carry commercial general liability insurance (in amounts similar to those required of Tenant hereinabove) covering the common areas of the Building, including but not limited to the sidewalks, malls and parking lot.

         Section VII.2     EXTRA HAZARD INSURANCE PREMIUMS

         Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article or permit any activity which may be prohibited by the standard form of fire or public liability insurance policy. Tenant shall not knowingly use or occupy the Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase of any insurance premium above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay such additional premium on any policy, including but not limited to fire, extended coverage, public liability or any insurance that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant. Failure to pay amounts due hereunder shall be a breach of the Lease. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and public liability insurance rate on the Premises.

         Section VII.3     INDEMNITY

         A. Tenant shall indemnify and save harmless Landlord from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Premises and immediately adjoining the Premises and arising out of the use and occupancy of the Premises or Building by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, servants, licensees or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused solely by the gross negligence or willful malfeasance of Landlord. If, however, any liability arises in the Common Areas because of the negligence of Tenant, Tenant's subtenants, agents, employees, contractors, invitees, customers or visitors, then in such event Tenant shall hold Landlord harmless. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all reasonable costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all reasonable costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease.

         B. Landlord shall indemnify and save harmless Tenant from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Common Areas of the Building occasioned wholly or in part by any act or omission of Landlord, its agents, contractors, employees, or servants, excepting however such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused solely by the gross negligence or willful malfeasance of Tenant. If, however, any liability arises in the Common Areas because of the negligence of Landlord, Landlord's agents, employees, or contractors, then in such event Landlord shall hold Tenant harmless. In case Tenant shall, without fault on its part, be made a party to any litigation commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless and shall pay all reasonable costs, expenses and reasonable attorneys' fees incurred or paid by Tenant in connection with such litigation.

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

         Section VIII.1 DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY.

                  VIII.1.1 In the event the Premises are damaged by fire, explosion, flood, tornado or by the elements, or through any casualty, or otherwise, after the commencement of the Lease Term, the Lease shall continue in full force and effect.

If the extent of the damage is less than fifty percent (50%) of the cost of replacement of the Premises, the damage shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to so repair if such fire, explosion or other casualty is caused directly by the gross negligence or willful malfeasance of Tenant, its subtenants, permitted concessionaires, or its agents, servants or employees, and provided further that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered as a result of such damage, and that in no event shall Landlord be required to replace Tenant's stock in trade, fixtures, furniture, furnishings, floor coverings and equipment. In the event of any such damage and (a) Landlord is not required to repair as hereinabove provided, or
(b) the Premises shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement, or (c) the Building of which the Premises are a part is damaged to the extent of twenty-five percent (25%) or more of the cost of replacement, Landlord may elect either to repair or rebuild the Premises, or the Building, or to terminate this Lease upon giving notice of such election to Tenant within sixty (60) days (except in the case of a major area wide catastrophic event in which case such choice shall be made in ninety (90) days) after the occurrence of the event causing the damage. In the event Landlord determines that such repairs can not reasonably be completed within 120 days of the date of destruction or damage, Tenant shall have the right to terminate this Lease by giving written notice to Landlord within ten (10 days of Tenant's receipt of such determination.

                  VIII.1.2 If the casualty, repairing, or rebuilding shall render the Premises untenantable, in whole or in part, and the damage shall not have been due to the default or willful misconduct of Tenant, a proportionate abatement of the Fixed Minimum Rent shall be allowed from the date when the damage occurred until the date Landlord completes the repairing or rebuilding, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenantable bears to the floor area of the Premises. If Landlord is required or elects to repair the Premises as herein provided, Tenant shall repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed for business, Tenant shall promptly reopen for business upon the completion of such repairs.

                  VIII.1.3 In the event the Premises or the Building shall be damaged in whole or in substantial part within the last twenty-four (24) months of the original term, or within the last twenty-four (24) months of the last renewal term, if renewals are provided for in this Lease, Tenant and Landlord shall have the option, exercisable within Ninety (90) days following such damage, of terminating this Lease, effective as of the date of the other party's receipt of notice. If any such termination occurs during the initial Lease Term, any options for renewal shall automatically be of no further force or effect.

                  VIII.1.4 No damage or destruction of the Premises or the Building shall allow Tenant to surrender possession of the Premises nor affect Tenant's liability for the payment of Rent or any other covenant contained herein, except as may be specifically provided in this Lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the Premises or the Building and may at its own option cancel this Lease unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy.

         Section VIII.2 CONDEMNATION.

         In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of title vesting in such proceeding, and Landlord and Tenant shall thereupon be released from any further liability hereunder. If any part of the Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, as reasonably determined by Landlord, then this Lease and the Lease Term herein shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the Premises unsuitable for the business of Tenant, then this Lease shall continue in effect, except that the Fixed Minimum Rent shall be reduced in the same proportion that the floor area of the Premises taken bears to the original floor area leased and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Premises are located so as to constitute the portion of the Building not taken as a complete architectural unit, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said Building, nor shall Landlord, in any event, be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagee for the value of the diminished fee. If more than twenty percent (20%) of the floor area of the Building in which the Premises are located shall be taken as aforesaid, either party may, by written notice to the other party , terminate this Lease, such termination to be effective as aforesaid. If this Lease is terminated as provided in this paragraph, the Rent shall be paid up to the date that possession is so taken by public authority and Landlord shall make an equitable refund of any Rent paid by Tenant in advance. Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee although Tenant shall have the right, to the extent that the same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements installed by Tenant at its expense.

                                   ARTICLE IX

                                DEFAULT, REMEDIES

         Section IX.1 DEFAULT.

         The occurrence of any of the following during the Term shall constitute an Event of Default by Tenant:

                  IX.1.1 Tenant shall fail to pay when due all or any portion of any Rent;

                  IX.1.2 Tenant shall fail to pay when due any other sums, fees, charges, costs, or expenses which are payable under this Lease;

                  IX.1.3 Tenant shall, other than in the manner permitted under this Lease, make or permit or suffer to occur any assignment (including any transfer of interest in Tenant which is deemed to be an assignment under this Lease), sublease or occupancy arrangement, conveyance, transfer, conditional or collateral assignment, pledge, hypothecation, or other encumbrance, whether by operation of law or otherwise, of this Lease or any interest in this Lease;

                  IX.1.4 Tenant shall fail in any other way in the performance or observance of any of the terms and conditions of this Lease and within thirty (30 ) days of receipt of Notice of such Event of Default shall not have cured such default or, if impossible of cure within such time but possible of cure within sixty (60) days, begun and diligently pursued such cure to completion;

                  IX.1.5 There shall be filed by or against Tenant or any guarantor of this Lease in any court or other tribunal a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of Tenant's or any such guarantor's property, unless such petition shall be filed against Tenant or any guarantor of this Lease and Tenant or any guarantor of this Lease shall in good faith promptly thereafter commence and diligently prosecute any and all proceedings appropriate to secure the dismissal of such petition and shall secure such dismissal within sixty ( 60) days of its filing;

                  IX.1.6 Tenant or any guarantor of this Lease shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal reorganization or composition proceeding, make an assignment for the benefit of creditors, or take the benefit of an insolvency law;

                  IX.1.7 A trustee in bankruptcy or a receiver shall be appointed or elected or had for Tenant or any guarantor of this Lease, whether under federal or state laws;

                  IX.1.8 Tenant's interest under this Lease shall be sold under any execution or process of law;

                  IX.1.9 The Premises shall be abandoned; or

                  IX.1.10 Tenant shall fail to maintain current, duly issued occupational licenses, or any other permit or license required by an applicable Legal Authority for its operations at the Premises, or Tenant shall fail to meet the insurance requirements of this Lease and provide certificates of insurance (and binders and policies, if required) evidencing such compliance.

         Section IX.2 REMEDIES.

         In the event of the occurrence of an Event of Default by Tenant, Landlord, at Landlord's option, may elect to do one or more of the following, in addition to Landlord's remedies at law or equity:


                  IX.2.1 terminate this Lease as provided by this section and re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise; or

                  IX.2.2 without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise, and relet all or any part of the Premises.

Section IX.3 TERMINATION.

         If Landlord elects to terminate this Lease:

                  IX.3.1 Landlord shall give notice of such termination, which shall take effect five (5) Business days after such notice is given, or such greater number of days as is set forth in such notice, fully and completely as if the effective date of such termination were the date originally set forth in this Lease for the expiration of the Lease Term;

                  IX.3.2 Tenant shall quit and peacefully surrender the Premises to Landlord, without any payment by Landlord for doing so, on or before the effective date of termination; and

                  IX.3.3 All Rent shall become due and shall be paid up to the effective date of termination, together with such expenses, including attorneys' fees, as Landlord shall incur in connection with such termination.

         Section IX.4 NO REINSTATEMENT AFTER TERMINATION.

         No receipts of monies by Landlord from Tenant after termination of this Lease shall reinstate, continue, or extend the Term, affect any Notice previously given by Landlord to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rent.

         Section IX.5 RETENTION OF SUMS AFTER TERMINATION.

         If Landlord shall terminate this Lease, Landlord shall be entitled to retain, free of trust, all sums then held by Landlord pursuant to any of the provisions of this Lease. In the interim following such termination until the retention of such sums by Landlord free of trust, such sums shall be available to Landlord, but not to Tenant, pursuant to and for the purposes provided by the terms and conditions of this Lease.

         Section IX.6 RE-ENTRY.

         In the event of any re-entry and/or dispossession by summary proceedings or otherwise without termination of this Lease:

                  IX.6.1 all Rent shall become due and shall be paid up to the time of such re-entry and/or dispossession, together with such expenses, including attorneys' fees, as Landlord shall incur in connection with such re-entry and/or dispossession by summary proceedings or otherwise; and


                  IX.6.2 Landlord may relet all or any part of the Premises, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option, be equal to, less than, or greater than the period which would otherwise have constituted the balance of the Term.

                  IX.6.3 In connection with such reletting:

                           IX.6.1.1 Tenant shall pay, as Additional Rent, to
Landlord, as they are incurred by Landlord, such reasonable expenses as Landlord may incur in connection with reletting, including, without limitation, legal expenses, attorneys' fees, brokerage commissions, and expenses incurred in altering, repairing, and putting the Premises in good order and condition and in preparing the Premises for reletting;

                           IX.6.1.2 Tenant shall pay to Landlord, in
monthly installments on the due dates for Rent payments for each month of the balance of the Term, the amount by which any Rent payment exceeds the net amount, if any, of the rents for such period collected on account of the reletting of the Premises; any suit brought to collect such amount for any month or months shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month or months by a similar action or proceeding;

                           IX.6.1.3 at Landlord's option exercised at any time,
Landlord shall be entitled to recover immediately from Tenant, in addition to any other proper claims, but in lieu of and not in addition to any amount which would thereafter become payable under the preceding subsection, a sum equal to the amount by which the sum of the Rent for the balance of the Lease Term, compound discounted at a reasonable rate selected by Landlord to its then-present worth, exceeds the net rental value of the Premises, compound discounted at the same annual rate to its then-present worth, for the balance of the Lease Term. In determining such net rental value of the Premises, the rent realized by any reletting of the Premises, if such reletting is upon terms (other than rental amounts) generally comparable to the terms of this Lease, shall be deemed to be such net rental value; and

                           IX.6.1.4 at Landlord's option, Landlord may make such
reasonable alterations and/or decorations in or upon the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises; the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability under this Section; the cost of all such reasonable alterations and/or decorations shall be paid by Tenant to Landlord as Additional Rent.

         Section IX.7 SUMS COLLECTED UPON RELETTING.

         Landlord shall have, receive, and enjoy as Landlord's sole and absolute property, any and all sums collected by Landlord as rent or otherwise upon reletting the Premises after Landlord shall resume possession of the Premises as provided by this Lease, including, without limitation, any amounts by which the sum or sums so collected shall exceed the continuing liability of Tenant under this Lease.

         Section IX.8 NO EFFECT ON SUIT.

         Landlord and Tenant agree that after the commencement of suit for possession of the Premises or after final order or judgment for the possession of the Premises, Landlord may demand, receive, and collect any monies due or coming due without in any manner affecting such suit, order, or judgment. All such monies collected shall be deemed to be payments on account of the use and occupation of the Premises, or, at the election of Landlord, on account of Tenant's liability under this Lease.

         Section IX.9 WAIVER OF RIGHTS OF REDEMPTION.

         Tenant waives all rights of redemption which may otherwise be provided by any Legal Requirement in the event that Landlord shall, because of the occurrence of an Event of Default by Tenant, obtain possession of the Premises under legal proceedings, or pursuant to present or future law or to the terms and conditions of this Lease.

         Section IX.10 INTENTIONALLY DELETED.

         Section IX.11 OTHER PARTY'S RIGHT TO CURE DEFAULTS.

         Section IX.11.1 Whenever and as often as Tenant shall fail or neglect to comply with the terms and conditions of this Lease, Landlord, at Landlord's option and upon ten (10) days' Notice to Tenant (or upon shorter Notice, or with no Notice at all, if reasonable to meet an emergency or a time limitation imposed by Legal Authorities), may, in addition to all other remedies available to Landlord, perform, or cause to be performed, such work, labor, services, acts, or things, and take such other steps, including, but not limited to, entry onto the Premises, as Landlord may deem advisable, to comply with and perform any such term or condition. Tenant shall reimburse Landlord upon demand, and from time to time, for all costs and expenses suffered or incurred by Landlord in so complying with or performing such term or condition. The commencement of any work or the taking of any other steps or performance of any other act by Landlord pursuant to this Section shall not be deemed to obligate Landlord to complete the curing of any term or condition which is in default.

         Section IX.11.2 Whenever and as often as Landlord shall fail or neglect to comply with the terms and conditions of this Lease, Tenant, at Tenant's option and upon thirty (30) days' Notice to Landlord (or upon reasonable shorter Notice, if reasonable to meet an emergency or a time limitation imposed by Legal Authorities), may, in addition to all other remedies available to Tenant, perform, or cause to be performed, such work, labor, services, acts, or things, and take such other steps, including, but not limited to, entry onto the remainder of the Building other than the Premises, as Tenant may reasonably deem advisable, to comply with and perform any such term or condition provided, however, that Tenant may not perform any work on any part of the Building outside of the Premises nor perform any work on any Building System outside of the Premises, or inside the Premises if the work on such System inside the Premises is reasonably likely to affect the use of such System outside of the Premises by the Landlord or any other tenant or licensee in the Building, or the common areas of the Building. Landlord shall reimburse Tenant within ten (10) business days after demand, and from time to time, for all reasonable costs and expenses suffered or incurred by Tenant in so complying with or performing such term or condition. The commencement of any work or the taking of any other steps or performance of any other act by Tenant pursuant to this Section shall not be deemed to obligate Tenant to complete the curing of any term or condition which is in default, but all such work shall be done in accordance with the terms and conditions of this Lease.

         Section IX.12 LANDLORD'S EXPENSES.

         Tenant shall reimburse Landlord upon demand for all reasonable expenses, including attorneys' fees and costs for negotiation, trial, or appellate work (including fees for the services of paralegals and similar persons) incurred by Landlord in connection with (a) any litigation or dispute between Tenant and any unrelated third party in which Landlord becomes a party or otherwise becomes involved related to the Premises or Landlord's rights or obligations under this Lease (except to the extent Landlord is found to be at fault); (b) all costs of reletting the Premises in the event of Tenant's default, including brokers' charges, and the proportionate share of the original broker's fees, if any, for which Tenant has not paid all Rent, (c) the enforcement or collection of any judgments, settlements or court awards, and (d) if the leasehold interest of Tenant under this Lease shall be held by more than one person or entity, and if litigation shall arise by reason of a dispute among such persons or entities, then Landlord's reasonable expenses incurred if Landlord is made a party to, or incurred otherwise in connection with, such litigation.

                                    ARTICLE X

                                    SECURITY

         Section X.1 SECURITY DEPOSIT

         X.1.1 Tenant has deposited with Landlord the sum specified in the Basic Term Sheet to be retained by Landlord without liability for interest, as security for the payment of all Rent and other sums of money which shall or may be payable for the full stated term of this Lease, and any extension or renewal thereof, and for the faithful performance of all the terms of this Lease to be observed and performed by Tenant.

                  X.1.2 The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord and any such act on the part of Tenant shall be without force or effect and shall not be binding upon Landlord. If any of the Rent herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Rent or Additional Rent or loss or damage sustained by Landlord due to breach on the part of Tenant; and Tenant shall promptly upon demand restore said security to the original sum deposited. If Tenant should be overdue in the payment of monthly Rent or other sums payable to Landlord on at least two or more occasions during a year, Landlord, at its option, may require Tenant to increase the amount of Security Deposit now held by Landlord by an amount sufficient to cover at least two months' Rent or greater amount to be determined at the sole discretion of Landlord. In this event, upon receipt of the additional security sum, Landlord and Tenant shall evidence such receipt by a letter signed and acknowledged by both Landlord and Tenant to be incorporated as part of this Lease amending the Basic Term Sheet, stating the "New Total Amount" so held without liability for any interest. Within thirty (30 ) days after the expiration of the tenancy hereby created, whether by lapse of time or otherwise, provided Tenant shall not be in default hereunder and shall have complied with all the terms, covenants and conditions of this Lease, including the yielding up of immediate possession to Landlord, Landlord shall, upon being furnished with affidavits and other satisfactory evidence by Tenant that Tenant has paid all bills incurred by it in connection with its performance of the terms, covenants and conditions of this Lease, return to Tenant said sum on deposit or such portion thereof then remaining on deposit with Landlord as set forth herein. In the event Tenant has not complied with all the obligations provided for hereunder, Landlord may appropriate a part or all of the Security Deposit as liquidated damages to satisfy Tenant's obligations.

         Section X.2 INTENTIONALLY DELETED.

                                   ARTICLE XI

                          ADDITIONAL TENANT AGREEMENTS

         Section XI.1 MORTGAGE FINANCING AND SUBORDINATION

This Lease and all of Tenant's rights hereunder are and shall be subordinate to the present and any future mortgage upon the Building, as well as to any existing ground lease, however, Tenant shall, upon request of either Landlord, the holder of any mortgage or Deed of Trust now or hereafter placed upon the Landlord's interest in the Premises or future additions thereto, and to any ground lease now or hereafter affecting the Premises, execute and deliver upon demand, any such further instruments subordinating this Lease to the lien of any such mortgage or mortgages, and such ground lease, provided such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagees and ground lessors and that the rights of Tenant shall remain in full force and effect during the Lease Term and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, or any default by the ground lessee, so long as Tenant shall perform all of the covenants and conditions of this Lease. Tenant agrees to execute all agreements required by Landlord's mortgagee or ground lessor or any purchaser at a foreclosure or sale in lieu of foreclosure by which agreements Tenant will attorn to the mortgagee or purchaser or successor or ground lessor. Notwithstanding anything to the contrary contained in this Lease, Landlord shall use its commercially reasonable efforts to obtain from its mortgagee(s) and ground lessor(s) a Subordination, Non-Disturbance and Attornment Agreement substantially in the form annexed hereto as Exhibit G hereto.

         Section XI.2 ASSIGNMENT OR SUBLETTING

                  XI.2.1 All assignments of this Lease or sublease or subleases of the Premises by Tenant or occupancy of all or part of the Premises by anyone other than Tenant shall be subject to and in accordance with all of the provisions of this Section.

                  XI.2.2 (a) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, nor sublet the Premises, in whole or in part, to any other party without first having obtained the written consent of Landlord in each instance, which shall not be unreasonably withheld. If this Lease is assigned or if the Premises or any part thereof are sublet or occupied by anybody other than Tenant, or if this Lease or the Premises are encumbered without Landlord's consent, then Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, but no assignment, subletting, occupancy or collection shall be deemed a waiver by the Landlord or of the provisions hereof, the acceptance by Landlord of the assignee, subtenant or occupant as a tenant, or a release by Landlord of Tenant from the further performance by Tenant of its obligations under this Lease and Tenant shall remain fully liable therefor. The consent of Landlord to any assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others without Landlord prior written consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer of this Lease in contravention of the provisions hereof shall be null and void. Landlord may withhold its consent under this Section XI.2 in Landlord's sole discretion, except where otherwise stated.

                  (b) If Tenant shall, at any time or from time to time, during the Lease Term, desire to assign this Lease or sublet all or part of the Premises, Tenant shall give notice (a "Tenant's Notice") thereof to Landlord, which Tenant's Notice shall set forth: (a) with respect to an assignment, the date Tenant desires the assignment to be effective and any consideration Tenant would receive under such assignment, (b) with respect to a sublet of all or a part of the Premises (i) the dates upon which Tenant desires the sublease term to commence and expire, the effective or commencement date of which shall not be less than thirty (30) nor more than one hundred and twenty (120) days after the giving of such notice, (ii) the rental rate and other material business terms upon which Tenant would sublet such premises, and (iii) a description of the Premises showing the portion to be sublet, (c) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, (d) current financial information with respect to the proposed assignee or subtenant, including, but not limited to, audited financial statements for the last three (3) years prior to the date of Tenant's Notice , (e) a true and complete copy of the proposed assignment or sublease and any other agreements relating thereto, and (f) an agreement by Tenant to indemnify the Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming any commission or similar compensation in connection with the proposed assignment or sublease. Tenant's Notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (I) sublease such space (the "Leaseback Space") from Tenant upon the terms and conditions set forth in Section XI.2.4 below, or terminate the Lease with respect to only the Leaseback Space or (II) if the proposed transaction is (1) an assignment of this Lease or (2) if the proposed sublease is for more than seventy five percent (75%) of the Premises, terminate this Lease. Said options may be exercised by Landlord by notice given to Tenant at any time within thirty
(30) days after Tenant's Notice has been given to Landlord, and during such thirty (30) day period, Tenant may not assign this Lease nor sublet such space to any person other than Landlord.

                  XI.2.3 If Landlord exercises its option to terminate this Lease with respect to all or any portion of the Premises pursuant to Section XI.2.2(b) hereof, then this Lease shall end and expire on the date that such assignment or sublease was to be effective or commence, as the case may be, and the Fixed Minimum Rent and Additional Rent due hereunder shall be paid and apportioned to such date. In such event, Landlord and Tenant, upon request by either party, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth appropriate modifications, if any, to the terms and conditions hereof. Following such termination, Landlord shall be free to and shall have no liability to Tenant if Landlord shall lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant or any other party.

                  XI.2.4 If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at a rental rate equal to the product of (i) the lesser of (A) the rental rate per sq. ft. of Fixed Minimum Rent and Additional Rent then payable hereunder, or (B) the rental rate per sq. ft. of rent and additional rent set forth in Tenant's Notice, multiplied by (ii) the number of sq. ft. of the Leaseback Space, and shall be for the same term as that of the proposed subletting, and such sublease shall:

                           (a) be upon such terms and conditions as are contained in Tenant's Notice, and be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease, except such as are irrelevant or inapplicable, and as expressly set forth in this Section XI.2 to the contrary;

                           (b) give the subtenant the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the space covered by such sublease or any part of such space and to make any and all changes, alterations and improvements in the space covered by such sublease;

                           (c) provide that any assignee or further subtenant of Landlord or its designee, may, at Landlord's option, be permitted to make alterations, decorations and installations in such space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in such space therein made by any assignee or subtenant of the Landlord or its designee may be removed in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease;

                           (d) provide that (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (ii) any assignment or sublease by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord uncontrolled discretion, shall deem suitable or appropriate,
         (iii) Tenant shall, at Tenant's sole cost and expense, at all times provide and permit reasonably appropriate ingress to and egress from such space so sublet by Tenant to Landlord or its designee, (iv) Landlord may, at Tenant's sole cost and expense, make such reasonable alterations as may be required by Landlord to physically separate the subleased space from the balance of the Premises and to comply with any legal or insurance requirements relating to such separation, and (v) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then as is condition, subject to the obligations of the subtenant to make such repairs thereto as may be necessary to preserve the Premises demised by such sublease in good order and condition.

                  XI.2.5 In the event that Landlord does not exercise either option provided to it pursuant to the above, and provided that Tenant shall not be in default of any obligation under this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or subletting shall not be unreasonably withheld or delayed, provided, however, that:

                           (a) Tenant shall have complied with the provision of
         Section XI.2.2(b) hereof and Landlord has not exercised any of its options thereunder within the time permitted therefor;

                           (b) In Landlord's judgment, the proposed assignee or subtenant is engaged in a business or activity, and the Premises, or the relevant portion thereof, will be used in a manner, (i) which is in keeping with the than standards of the Building, and (ii) shall be only for the Permitted Use;

                           (c) The proposed assignee or subtenant is a reputable person or entity with sufficient financial worth considering the responsibility involved and Landlord has been furnished with reasonable evidence thereof;

                           (d) Neither the proposed assignee or subtenant nor any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or subtenant, is then an occupant of any part of the Building (unless there is no other suitable vacant space of comparable size in the Building), and neither the proposed assignee or subtenant has dealt with or negotiated with Landlord or Landlord's agent within the preceding twelve (12) months for space in the Building;

                           (e) The form and substance of the proposed sublease or instrument of assignment shall be reasonably satisfactory to Landlord and shall comply with the applicable provision of this Section XI.2, and Tenant shall deliver a true and complete original, fully executed counterpart of such sublease or other instrument to Landlord promptly upon the execution and delivery thereof;

                           (f) Tenant and its proposed assignee or subtenant shall execute and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, setting forth the terms and conditions upon which Landlord shall have granted its consent to such assignment or subletting, and the agreement of Tenant and such assignee or subtenant, as the case may be, to be bound by the provisions of this Section XI.2;

                           (g) There shall be no more than 1 subtenant of the Premises;

                           (h) The amount of the aggregate rent to be paid by the assignee or subtenant, as the case may be, shall not be less than ninety percent (90%) of the then current market rent per rentable sq. ft. for the Premises as determined by Landlord;

                           (i) Tenant shall reimburse Landlord, as Additional Rent upon demand, for the greater of (A) the total of Landlord's reasonable legal fees and disbursements incurred and other reasonable costs and expenses incurred in connection with the assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and the cost of reviewing plans and specifications in connection therewith or (B) one percent (1%) of the annual current Rent of this Lease. Payment of such fee shall be submitted along with Tenant's request for Landlord's consent.

                  XI.2.6 Except for any sublease by Tenant to Landlord or its designee pursuant to Section XI.2.4, each sublease pursuant to this Section shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such sublease to Landlord or any such sublease to any other subtenant, or any acceptance of Fixed Rent or Additional Rent by Landlord from any subtenant, Tenant will remain fully liable for the payment of the Fixed Rent and Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on Tenant's part to be observed and performed, and for all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant and an Event of Default under the Lease. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise either of its options under Section XI.2 hereof, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all losses, liabilities, damages, costs, and expenses (including attorney's fees and disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant arising from or in connection with such proposed assignment or subletting, or by any brokers or other persons (with whom Tenant or its proposed assignee or subtenant may have dealt) claiming a commission or similar compensation in connection with the proposed assignment or sublease.

                  XI.2.7 In the event that (a) Landlord fails to exercise either of its options under Section XI.2 hereof and consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one hundred twenty (120) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of
Section XI.2 hereof before assigning this Lease or subletting all or part of the Premises.

                  XI.2.8 With respect to each and every sublease authorized by Landlord under the provisions of this Lease, it is further agreed that:

                           (a) No sublease shall be for a term ending later than one day prior to the Lease Expiration Date;

                           (b) No sublease shall be delivered, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord and approved in writing by Landlord; and

                           (c) Each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease,
         (ii) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's Fixed Rent or of any Additional Rent, or (iv) be obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set fourth in this Section XI.2. The provisions of this Article XI.2 shall be self-operative and no further instrument shall be required to give effect to this provision.

                  XI.2.9 If Landlord shall consent to any assignment of this Lease or to any sublease, or if Tenant shall enter into any other assignment or sublease permitted hereunder, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent:

                           (a) In the case of an assignment, on the effective date of the assignment, an amount equal to 50% of (i) all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including sums paid for Tenant's Property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof, determined on the basis of Tenant's federal income tax returns) less (ii) all Transaction Expenses; or

                           (b) In the case of a sublease, an amount equal to 50% of (i) all rents, additional charges or other consideration payable to Tenant under the sublease in excess of the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including sums paid for the sale or rental of Tenant's Property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof, determined on the basis of Tenant's federal income tax returns) less
         (ii) all Transaction Expenses. The sums payable under this clause shall be paid by Tenant to Landlord as Additional Rent as and when payable by the subtenant to Tenant.

                  XI.2.10 (a) If Tenant is a corporation (but not a public corporation), the provisions of Section XI.2.2 hereof shall apply to a transfer (by one or more transfer(s)), of a majority of the stock of Tenant as if such transfer of a majority of the stock of Tenant were an assignment of this Lease. It is expressly understood that the term "transfer(s)" shall be deemed to include the issuance of new stock which results in a majority of the stock of Tenant being held by Persons who or which (i) do not hold a majority of the stock of Tenant on the date hereof, and (ii) are not Affiliates of the holders of majority of the stock of Tenant on the date hereof. The foregoing shall not apply to transactions with (i) a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred which corporation shall have been an operating entity for at least the 3 years prior to the Tenant's Notice and shall have had Net Profits After Taxes of at least $One Million during two of the three years prior to such notice (ii) an entity directly or indirectly controlling, controlled by or under common control with Tenant; provided, however, that (iii) such transfer shall have been made for a legitimate independent business purpose and not for the principal purpose of transferring this Lease, (iv ) the successor to Tenant shall have a net worth, computed in accordance with generally accepted accounting principles, at least equal to the greater of (A) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (B) the net worth of Tenant herein named on the date of this Lease, and (v ) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. The term "Affiliate" shall mean (i) any corporation or other entity controlled by, under common control with or which controls Tenant or in which Tenant, directly or indirectly, has a 50% or greater voting or ownership interest, (ii) any corporation or other entity that acquires substantially all of the assets of Tenant, (iii) corporation or other entity into or with which Tenant merges or is consolidated and (iv) if Tenant is a corporation, any corporation into which Tenant is merged or resulting from a consolidation of tenant with some other corporation.

                  (b) If Tenant is a partnership, the provisions of Section 13.1 hereof shall apply to a transfer (by one or more transfer) of a majority interest in the partnership, as if such transfer were an assignment of this Lease.

                  (c) The limitations set forth in this Section XI.2.10 shall be deemed to apply to subtenant(s), assignee(s) and guarantor(s) of this Lease, if any, and any transfer by any such Person in violation of this Section XI.2.10 shall be deemed to be transfer in violation of Section XI.2.

                  (d) A modification, amendment, or extension of a sublease shall be deemed a sublease for the purposes of Section XI.2 hereof, and a takeover agreement shall be deemed a transfer of this Lease for the purposes of Section XI.2 hereof.

                  XI.2.11 Without such transaction being subject to the terms and conditions of Section XI.2 hereof, Tenant may, without Landlord's consent, but upon not less than ten (10) days' prior notice to Landlord, permit any Affiliate of Tenant to sublet from Tenant all or part of the Premises for any permitted Use, or assign this Lease to any Affiliate, subject however to compliance with Tenant's obligations under this Lease. Such sublease shall not be deemed to vest in any such Affiliate any right or interest in this Lease or the Premises nor shall it relieve; release, impair or discharge any of Tenant's obligations hereunder.

                  XI.2.12 (a) Any assignment or transfer, whether made with Landlord's consent pursuant to Section XI.2 hereof or without Landlord's consent to the extent permitted under Sections XI.2.10 and XI.2.11 hereof, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed from and after the effective date of such assignment or transfer, and whereby the assignee shall agree that the provisions in Section XI hereof shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers.

                  (b) The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord by way of mortgage or otherwise, extending the time, or modifying any of the obligations of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord by way of mortgage or otherwise, to enforce any of the obligations of this Lease.

                  (c) The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building Directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be consent of Landlord to any assignment or transfer of this Lease or to any sublease of Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant, provided that Landlord shall not unreasonably revoke such privilege as to any Affiliate of Tenant, or any subtenant of Tenant or assignee of this Lease approved by Landlord, or as to which Landlord's approval is not required, pursuant to this Article XI.2.

                  XI.2.13 Landlord acknowledges that the collocation of communications equipment not owned by Tenant at the Premises shall not constitute an assignment or sublease requiring the consent of Landlord hereunder. For purposes of this Lease, "collocation" means the installation by Tenant's customers of telecommunications equipment in Tenant's facilities therefor, in the ordinary course of Tenant's business, for which such customers pay fees based upon access to such facilities, as distinct from the renting of floor area. In no event shall any collocation arrangement entered into by Tenant entail the construction of a separate entrance to the Premises from the Building common corridor for any party thereto other than Tenant. Such Collocation shall be for a valid business purpose and not to avoid the obligations of Tenant to comply with this Section XI.2. Tenant shall be prohibited from allowing any company to collocate with Tenant who has dealt with or who has been actively negotiating with Landlord for space in the Building's Meet-Me room or for any other space in the Building.

         Section XI.2.14 Notwithstanding any of the foregoing provisions, if Tenant is or has been at any time in default under any of the terms of this Lease beyond the applicable cure periods, if any, twice or more during the 12 months preceding the date of Tenant's Notice, Tenant may not assign or sublet the Premises in whole or in part.

         Section XI.3 TENANT'S NOTICE TO LANDLORD OF DEFAULT

         Should Landlord be in breach under any of the terms of this Lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section XII.1, and Tenant shall allow Landlord a reasonable length of time in which to cure such breach , which time shall not in any event be less than thirty (30) days from the date of receipt of such notice. Should Landlord fail to cure such breach within such period of time or, if such breach is not capable of being cured within such period of time but may be cured within a larger period of time, have diligently pursued the cure thereof thereafter, and should Tenant obtain a judgment against Landlord from a court of competent jurisdiction that Landlord is in default hereunder, Tenant may then take such steps to cure any such breach in the manner set forth and as limited in Section 9.11 hereof.

         Section XI.4 NO RECORDATION OF LEASE

         Tenant shall not record this Lease .

         Section XI.5 SURRENDER OF PREMISES AND HOLDING OVER

         At the expiration of the tenancy, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, and damage by unavoidable casualty (except to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement), and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures and any alterations or improvements, subject to the provisions of Section VI.5, before surrendering the Premises, and shall repair, at its own expense, any unreasonable damage to the Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the Lease Term. In the event Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder, whether or not with the consent or acquiescence of Landlord, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant at will on a week-to-week tenancy and in no event on a month-to-month or on a year-to-year tenancy. The rent during this week-to-week tenancy shall be payable weekly for the first four (4) weeks at 150% of the pro rated monthly Fixed Minimum Rent, and 150% of all other charges due hereunder, and thereafter at twice the pro-rated monthly Fixed Minimum Rent and twice all other charges due hereunder; and it shall be subject to all the other terms, conditions, covenants, provisions and obligations of this Lease, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

         Section XI.6 ESTOPPEL CERTIFICATE

         Either party shall provide at any time, within ten (10) days of the other party's written request, a statement certifying that this Lease is unmodified and in full force and effect or, if there have been modifications, that same are in full force and effect as modified and stating the modifications, and the dates to which the Fixed Minimum Rent and other charges have been paid in advance, if any. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Premises.

         Section XI.7 DELAY OF POSSESSION

         If Landlord is unable to give possession of the Premises on the Commencement Date by reason of the holding over of any prior tenant or tenants or for any other reason, an abatement or diminution of the Rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the Lease Term beyond the agreed Lease Expiration Date. Said abatement of rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises.

         Section XI.8 COMPLIANCE WITH LAW

                  XI.8.1 At all times during the Lease Term, Tenant shall, at Tenant's own cost and expense, fully perform and comply with any law, statute, code, rule, regulation, ordinance, order, judgment, decree, writ, injunction, franchise, permit, certificate, license (including any beer, wine or liquor license), authorization, registration, or other direction or requirement of any domestic or foreign federal, state, county, municipal, or other government or governmental or quasi-governmental department, commission, board, bureau, court, agency, or instrumentality having jurisdiction or authority over Landlord, Tenant, and/or all or any part of the Premises ("Legal Authority"), which is now or in the future applicable to the Premises, including those not within the present contemplation of the parties ("Legal Requirements"), and applicable insurance underwriters' rules, regulations, decrees or requirements, whether or not they shall necessitate ordinary or extraordinary structural changes, improvements, replacements, or repairs to the Premises, or cause any interference with the Use. Tenant acknowledges that the Building is not newly constructed, and Tenant shall cooperate with Landlord in asbestos removal or any other matter which may be necessary or advisable in connection with Legal Requirements, but shall not be responsible for costs associated with any actions required hereunder if such actions are the result of conditions or acts of Landlord or others that predate the commencement of this Lease.

                  XI.8.2 At all times during the Term, Tenant shall not do, permit, or suffer to be done any act, or cause, permit, or suffer to exist any condition upon the Premises, which may (a) be dangerous, unless safeguarded as provided for by Legal Requirements; (b) constitute a public or private nuisance;
(c) make any Insurance void or voidable or cause any increase in Insurance premiums; or (d) involve invasive medical procedures including but not limited to the use of syringes. Landlord may enforce this provision in different ways from time to time, and the permitting by Landlord of certain activities on one or more occasions shall not alter Landlord's rights to prohibit or modify such activities at other times. Tenant acknowledges and agrees that Landlord shall have the right to provide for the comfort of others in the Building and that such right is a significant consideration and inducement to Landlord to enter into this Lease.

                  XI.8.3 Tenant shall:

                           11.8.3.1 neither cause nor permit the Premises to be
used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials, except in compliance with all Legal Requirements;

                           11.8.3.2 neither cause nor permit a release or
threatened release of Hazardous Materials onto the Premises or any other property as a result of any intentional or unintentional act or omission on the part of Tenant;

                           11.8.3.3 comply with all applicable Legal
Requirements related to Hazardous Materials;

                           11.8.3.4 conduct and complete all investigations,
studies, sampling, and testing, and all remedial, removal, and other actions on, from, or affecting the Premises in accordance with such applicable Legal Requirements and to the reasonable satisfaction of Landlord;

                           11.8.3.5 allow access to the Premises by Landlord and
as and to the extent required by law, applicable regulatory authorities, at reasonable times and upon reasonable notice so that they may assure compliance with this Section XI.8;

                           11.8.3.6 upon the expiration or termination of this
Lease, deliver the Premises to Landlord free of all Hazardous Materials; and

                           11.8.3.7 defend, indemnify, and hold harmless
Landlord and Landlord's employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants' and attorneys' fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to (a) the presence, disposal, release, or threatened release, by or caused by Tenant or its agents, of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials; (c) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to such Hazardous Materials; and/or (d) any violation of Legal Requirements related in any way to such Hazardous Materials. For the purposes of this Lease "Hazardous Materials" means any flammable explosives, radioactive materials, oil or petroleum products and their by products, asbestos, polychlorobiphenyls, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined under or regulated by any Legal Requirements, including, without limitation, the following statutes and the regulations promulgated under their authority: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.); (b) the Hazardous Materials Transportation

Act, as amended (49 U.S.C. Sections 1801 et seq.); and (c) the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 6901 et seq.). The provisions of this Section XI.8 shall survive the expiration or termination of this Lease.

                  XI.8.4 Landlord shall defend, indemnify, and hold harmless Tenant and Tenant's employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, reasonable accountants' and attorneys' fees (including reasonable fees for the services of paralegals and similar persons), reasonable consultant fees, reasonable investigation and laboratory fees, court costs, and reasonable litigation expenses at the trial and all appellate levels), arising out of, or in any way related to (a) the presence, disposal, release, or threatened release, by or caused by Landlord or its agents, of any Hazardous Materials that pre-date the commencement date of this Lease ("Pre-Lease Hazardous Materials") which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Pre-Lease Hazardous Materials; (c) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to such Pre-Lease Hazardous Materials; and/or (d) any violation of Legal Requirements related in any way to such Pre-Lease Hazardous Materials. For the purposes of this Lease "Pre-Lease Hazardous Materials" means any flammable explosives, radioactive materials, oil or petroleum products and their by products, asbestos, polychlorobiphenyls, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined under or regulated by any Legal Requirements as such Legal Requirements existed on the commencement date of this Lease, and which were physically located in the Premises or the Building prior to the commencement date of this Lease, including, without limitation, the following statutes and the regulations promulgated under their authority: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.); (b) the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.); and (c) the Resource
Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 6901 et seq.).

         Section XI.8.5 Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge and belief, Landlord is in compliance with all Legal Requirements of all Legal Authorities having jurisdiction over Landlord and its activities with respect to this Lease and the ownership and operation of the Building, including, but not limited to, the Americans with Disabilities Act.

         Section XI.9 RULES AND REGULATIONS

         Tenant's use of the Premises shall be subject, at all times during the Lease Term, to Landlord's right to adopt in writing, from time to time, modify and/or rescind reasonable Rules and Regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, walks, driveways, passageways, signs, exterior of Building, lighting and other matters affecting other tenants in and the general management and appearance of the Building of which the Premises are a part, but no such rule or regulation shall discriminate against Tenant. The current Rules and Regulations are attached as Exhibit "C".

         Section XI.10 ABANDONMENT

         Tenant shall not abandon the Premises at any time during the Lease Term. If Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left on the Premises after such abandonment, surrender or dispossession shall, at the option of the Landlord, be deemed abandoned, and Landlord may sell, store, or otherwise dispose of it at Tenant's expense.

         Section XI.11 INTENTIONALLY DELETED.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section XII.1 NOTICES

         Whenever notice shall or may be given to either of the parties by the other, each such notice shall be either delivered in person or sent by nationally recognized overnight delivery service, with return receipt requested. Notices to Landlord shall be sent to the address specified in the Basic Term Sheet. Notices to Tenant shall be sent to the address specified in the Basic Term Sheet. Any notice under this Lease shall be deemed to have been given at the time it is received or refused by the addressee.

         Section XII.2 ENTIRE AND BINDING AGREEMENT

         This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all parties hereto or their successors in interest. Tenant shall pay Landlord for any and all legally-related expenses which may be incurred by Landlord in connection with the review or preparation of all lease-related documents including, without limitation, consents, amendments, modifications and assignments therewith. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, successors and assigns, except as may be otherwise expressly provided in this Lease.

         Section XII.3 PROVISIONS SEVERABLE

         If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held illegal, invalid or unenforceable shall not be affected hereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         Section XII.4 CAPTIONS

         The captions contained herein are for convenience and reference only and shall not be deemed as part of this Lease or construed as in any manner limiting or amplifying the terms and provisions of this Lease to which they relate.

         Section XII.5 RELATIONSHIP OF THE PARTIES.

         Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

         Section XII.6 ACCORD AND SATISFACTION

         No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

         Section XII.7 BROKER'S COMMISSION Each of Landlord and Tenant warrants to the other that it has not engaged any Real Estate Broker or Realtor, except for Abood & Associates, Inc. (which represents Landlord) and Partners National Real Estate Group, Inc. (which represents Tenant) in connection with its execution of this Lease and agrees to indemnify and save Landlord harmless from any liability that may arise from such claim, including reasonable attorneys' fees by any broker, realtor or finder. Landlord shall pay or cause to be paid to Partners National Real Estate Group, Inc. a brokerage commission as set forth in a separate agreement between Landlord and Partners National Real Estate Group, Inc.

         Section XII.8 CORPORATE AND PARTNERSHIP STATUS

                  XII.8.1 If Tenant is a corporation or partnership, tenant's corporate or partnership status shall continuously be in good standing and active and current with the state of its incorporation and the state in which the Building is located at the time of execution of the Lease and at all times thereafter. Tenant shall keep its corporate status active and current throughout the Lease Term or any extensions or renewals. Failure of Tenant to keep its corporate or partnership status active and current shall constitute a default under the terms of the Lease. In the event this Lease is signed on behalf of Tenant by a person in a representative capacity, each of the person or persons signing in such capacity represents and warrants to the Landlord and its successors and assigns that:

XII.8.1.1 The execution and delivery of this lease has been duly and validly authorized and all requisite actions have been taken to make it valid and binding on the entity they represent.

XII.8.1.2 The entity they represent will, on the date of the commencement of and at all times during the term of this Lease, be duly organized, validly existing and in good standing in the state of its organization and entitled to conduct its business in the state where the Premises is located.

XII.8.1.3 The entity shall, at all times be in possession of a fully paid, current and valid Occupational License from the City and County where the Premises is located. Failure to comply with this requirement shall be a material default under this Lease but shall not relieve Tenant of all of its obligations hereunder, including, but not limited to, the obligation to pay Rent.

         Section XII.9 MISCELLANEOUS

         XII.9.1 Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling materials, steam, gas, electricity, water, rain or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature unless caused by Landlord's gross negligence or willful misconduct. All property of Tenant, including merchandise and furnishings, kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same. If Landlord is required to make repairs by reason of any act, omission or negligence of Tenant, any permitted subtenants, concessionaires or their respective employees, agents, invitees, licensees or contractors, the reasonable cost of such repairs shall be borne by Tenant and shall be due and payable immediately upon receipt of Landlord's notification of the amount due.

                  XII.9.2 At Tenant's request, if Landlord provides any miscellaneous services and/or supplies to Tenant or Tenant's Premises (including by way of example, but not limited to: keys, directory strips, carpet cleaning, non-standard light bulbs, repairs, locks, parking, overtime electricity usage) all charges for these services imposed by Landlord shall be billed to Tenant and payable by Tenant as Additional Rent. Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Tenant covenants and agrees to pay Landlord all applicable sales tax or other taxes which may be imposed on the above Additional Rent.

                  XII.9.3 It is specifically understood and agreed that there shall be no personal liability on Landlord or its general or limited partners in respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's remedies. In the event of a sale or transfer of the Building or any portion thereof which includes the Premises, or in the event of the making of the lease of the Building or of any portion, or in the event of a sale or transfer of the leasehold estate under any such underlying lease, the grantor, transferor or Landlord, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold, transferred or leased, and it shall be deemed and construed, without further agreement between the parties and the purchaser, transferee or Tenant, as the case may be, has assumed and agreed to carry out any and all covenants of Landlord hereunder.

                  XII.9.4 THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR CLAIM OF INJURY OR DAMAGE.

                  XII.9.5 In the event of a breach by Tenant of any of the covenants or provision hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity, including injunctive relief, to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

                  XII.9.6 In the event of any litigation arising out of enforcement of this Lease, the prevailing party in such litigation shall be entitled to recovery of all costs, including reasonable attorneys' fees.

                  XII.9.7 Notwithstanding anything in this Lease to the contrary, Landlord reserves all rights which any state or local laws, rules, regulations or ordinances confer upon a Landlord against a Tenant in default. This article shall apply to any renewals or extensions of this Lease.

                  XII.9.8 This agreement shall be deemed to have been made in Dade County, Florida and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the laws of the State of Florida. The venue for any litigation arising out of or with respect to this Lease and the relationship of Tenant and Landlord shall be laid in the Courts of Miami-Dade County, Florida and neither party shall be heard to complain that such venue and jurisdiction is inconvenient.

         Section XII.10 FINANCIAL STATEMENTS.

         Tenant shall furnish Landlord, within ten ( 10) business days after Landlord's request therefor, an updated, current financial statement of Tenant, Tenant's shareholders, and any guarantors of this Lease. Such financial statement(s) shall not be required to be furnished more than once each calendar year as to Tenant for as long as Tenant's financial reports audited pursuant to GAAP are publicly available from either the Securities and Exchange Commission or on the Internet.

         Section XII.11 SURVIVAL OF TENANT'S COVENANTS.

All covenants of Tenant contained in this Lease and the other documents attached hereto shall survive the expiration or termination of this Lease unless otherwise specifically set forth herein.

         Section XII.12 NON-WAIVER PROVISIONS

                  XII.12.1 The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

                  XII.12.2 The maintenance of any action or proceeding to recover possession of the Premises or any installment or installments of rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery or possession of the Premises or of any other monies that may be due or become due from Tenant including all expenses, court costs and attorneys' fees and disbursements incurred by Landlord in recovering possession of the Premises and all costs and charges for the care of the Premises while vacant. Any entry or re-entry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

                  XII.12.3 If Landlord is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor disputes, or any cause whatsoever beyond Landlord's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any obligation by Landlord.

         Section XII.13 RADON GAS.

         Pursuant to F.S. 404.056(8), Tenant is hereby notified that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. In no event shall Landlord be liable for direct or indirect, consequential or incidental damages arising from the existence or discovery of radon in the Premises.

         Section XII.14 LIMITATIONS ON LIABILITY.

In no event shall Landlord be responsible to Tenant, or to any party claiming by or through Tenant, whether under this Lease or otherwise, for any consequential, special, indirect or punitive damages. This Lease contains all agreements and understandings between Landlord and Tenant on the use and occupancy of the Premises and the relationship of Landlord and Tenant as landlord and tenant. Any agreement of any nature, oral or written, between Landlord and Tenant, including, but not limited to, any one based on custom, usage, acceptance or waiver, purportedly entered into prior to or subsequent to the execution of this Lease is null and void and of no affect whatsoever, unless such purported agreement is specifically set forth in writing in this Lease or in a written instrument executed by both Landlord and Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant above duly executed this Lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.

WITNESSES:                                  LANDLORD:

                                            NWT PARTNERS, LTD., a Florida
                                            limited partnership

                                            BY: NWT PARTNERS, INC, a
                                                Florida corporation,
                                                General Partner
/s/ Suanny Morales
----------------------------
Name: Suanny Morales                            By: /s/ David Garfincle
                                                   ----------------------------
/s/ Paul L. Feinsmith                              David Garfincle, as its
----------------------------                       ----------------------------
Name: Paul L. Feinsmith                            Vice President


                                                 [Corporate Seal]

                                            TENANT: iBasis, Inc.

/s/illegible                                By:/s/ Michael J. Hughes
----------------------------                   --------------------------------
Name: Director of Finance

                                            Michael J. Hughes, as Chief
                                            -----------------------------------
/s/illegible                                Financial Officer
----------------------------                -----------------------------------
Name: Billing Manager                            [Corporate Seal]